Exhibit 99.1

Marin Software Announces Fourth Quarter and Full Year 2019 Financial Results

San Francisco, CA (February 27, 2020) – Marin Software Incorporated (NASDAQ: MRIN), a leading provider of digital marketing software for performance-driven advertisers and agencies, today announced financial results for the fourth quarter and full year ended December 31, 2019.

“As Your Ally in Digital for the world’s leading brands, in Q4 2019, Marin continued to expand the capabilities of MarinOne, our next-generation, omni-channel marketing platform,” said Chris Lien, Chief Executive Officer of Marin Software. “We believe by enabling the holistic management of digital advertising investments across search, social, and e-commerce channels, brands will enjoy improved revenue growth and customer acquisition.”

Fourth Quarter 2019 Business and Product Release Highlights:

•

Added support for Google’s Prominence Metrics in MarinOne, including dimension roll-up by keyword, keyword grid, group grid, and campaign grid, giving our customers a faster way to aggregate their data and gain a better understanding of where their ads appear on the Search Engine Results Page.

•

Enhanced campaign management for Amazon Sponsored Product Ads, which works in conjunction with our bidding algorithm, report building, and dimension support, giving Marin more end-to-end functionality than the native Amazon Advertising tool.

•	Integrated conversion data from the Amazon Attribution beta into Marin, helping advertising activity by providing visibility into conversions that happen on Amazon.
•

Released improvements to MarinOne, including better app consistency for navigating between Marin Search and MarinOne, Bulk Upload, Cross-Client Reports to better analyze performance across multiple clients, Bid Strategy Side Panel enhancements, easier edits to saved reports, and Dimensions on the Devices tab.

•	Added support for Microsoft Local Inventory Ads Placement, giving advertisers extended reach in the Bing ecosystem.
•	Released the activity log for Audience Hub, enabling advertisers to monitor all activities related to audience file upload in MarinOne.
•	Added support for Facebook Campaign Budget Optimization, which eliminates the need to manually shift budgets between ad sets, and track and recalculate budgets mid-flight.

Fourth Quarter 2019 Financial Updates:

•	Net revenues totaled $11.4 million, a year-over-year decrease of 28% when compared to $15.8 million in the fourth quarter of 2018.
•

GAAP loss from operations was ($6.2) million, resulting in a GAAP operating margin of (54%), as compared to a GAAP loss from operations of ($3.0) million and a GAAP operating margin of (19%) for the fourth quarter of 2018.

•

Non-GAAP loss from operations was ($2.1) million, resulting in a non-GAAP operating margin of (19%), as compared to a non-GAAP loss from operations of ($0.7) million and a non-GAAP operating margin of (5%) for the fourth quarter of 2018.

•	Completed the divestiture of our Perfect Audience business for net proceeds of $4.3 million, and recognized a gain on divestiture of $5.1 million.

Full Year 2019 Financial Updates:

•	Net revenues totaled $49.0 million, a year-over-year decrease of 16% when compared to $58.6 million in 2018.
•

GAAP loss from operations was ($19.8) million, resulting in a GAAP operating margin of (40%), as compared to a GAAP loss from operations of ($42.3) million and a GAAP operating margin of (72%) for 2018.

•

Non-GAAP loss from operations was ($11.1) million, resulting in a non-GAAP operating margin of (23%), as compared to a non-GAAP loss from operations of ($18.1) million and a non-GAAP operating margin of (31%) for 2018.

•	Cash, cash equivalents and restricted cash totaled $12.1 million as of December 31, 2019, as compared to $11.5 million as of December 31, 2018.

Reconciliations of GAAP to non-GAAP financial measures have been provided in the financial statement tables included in this press release. An explanation of these measures is also included below, under the heading “Non-GAAP Financial Measures.”

Financial Outlook:

Marin is providing guidance for its first quarter of 2020 as follows:

Forward-Looking Guidance
In millions

	Range of Estimate
	From	To
Three Months Ended March 31, 2020
Revenues, net	$8.3	$8.8
Non-GAAP loss from operations	(4.2)	(3.7)

Non-GAAP loss from operations excludes the effects of stock-based compensation, amortization of internally developed software and intangible assets, impairment of goodwill and long-lived assets, capitalization of internally developed software and non-recurring costs associated with restructurings and divestitures.

Additionally, the Company does not reconcile its forward-looking non-GAAP loss from operations, due to variability between revenues and non-cash items such as stock-based compensation. The GAAP loss from operations includes stock-based compensation expense, which is affected by hiring and retention needs, as well as the future price of Marin’s stock. As a result, a reconciliation of the forward-looking non-GAAP financial measures to the corresponding GAAP measures cannot be made without unreasonable effort.

Quarterly Results Conference Call

Marin Software will host a conference call today at 2:00 PM Pacific Time (5:00 PM Eastern Time) to review the Company’s financial results for the quarter and full year ended December 31, 2019, and its outlook for the future. To access the call, please dial (855) 327-6837 in the United States or (631) 891-4304 internationally with reference to the company name and conference title. A live webcast of the conference call will be accessible at http://public.viavid.com/index.php?id=138031. Following the completion of the call through 11:59 p.m. Eastern Time on March 5, 2020, a recorded replay will be available on the Company’s website at http://investor.marinsoftware.com/ and a telephone replay will be available by dialing (844) 512-2921 in the United States or (412) 317-6671 internationally with the recording access code 10008636.

About Marin Software

Marin Software Incorporated’s (NASDAQ: MRIN) mission is to give advertisers the power to drive higher efficiency and transparency in their paid marketing programs that run on the world’s largest publishers. Marin Software provides enterprise marketing software for advertisers and agencies to integrate, align, and amplify their digital advertising spend across the web and mobile devices. Marin Software offers a unified SaaS advertising management platform for search, social, and eCommerce advertising. The Company helps digital marketers convert precise audiences, improve financial performance, and make better decisions. Headquartered in San Francisco with offices worldwide, Marin Software’s technology powers marketing campaigns around the globe. For more information about Marin Software, please visit www.marinsoftware.com.

Non-GAAP Financial Measures

Marin uses certain non-GAAP financial measures in this release. Marin uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating its ongoing operational performance. Marin believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures that Marin uses may differ from measures that other companies may use.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Non-GAAP expenses, measures and net loss per share. Marin defines non-GAAP sales and marketing, non-GAAP research and development, non-GAAP general and administrative, non-GAAP gross profit, non-GAAP operating loss and non-GAAP net loss as the respective GAAP balances, adjusted for stock-based compensation, amortization of internally developed software and intangible assets, impairment of goodwill and long-lived assets, non-cash expenses related to debt agreements, capitalization of internally developed software and non-recurring costs associated with restructurings and divestitures. Non-GAAP net loss per share is calculated as non-GAAP net loss divided by the weighted average shares outstanding.

Adjusted EBITDA. Marin defines Adjusted EBITDA as net loss, adjusted for stock-based compensation expense, depreciation, amortization of internally developed software and intangible assets, capitalization of internally developed software, impairment of goodwill and long-lived assets, benefit from or provision for income taxes, other income, net and non-recurring costs associated with restructurings and divestitures.

These amounts are often excluded by other companies to help investors understand the operational performance of their business. The Company uses Adjusted EBITDA as a measurement of its operating performance because it assists in comparing the operating performance on a consistent basis by removing the impact of certain non-cash and non-operating items. Adjusted EBITDA reflects an additional way of viewing aspects of the operations that Marin believes, when viewed with the GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting its business.

Prior to 2019, Marin also included deferred costs associated with contracts and the related amortization as an adjustment to net loss for the purposes of calculating the non-GAAP financial measures described above, but has updated its definition to no longer include those items in its calculation of the non-GAAP financial measures described above. Non-GAAP financial measures for prior periods have been adjusted to conform to the current period presentation.

Forward-Looking Statements

This press release contains forward-looking statements including, among other things, statements regarding Marin’s business, expectations about our ability to return to growth, impact of investments in product and technology on future operating results, progress on product development efforts, product capabilities and future financial results, including its outlook for the first quarter of 2020. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to our ability to maintain or grow sales to new and existing customers; any adverse changes in our relationships with and access to publishers and advertising agencies and strategic business partners; our ability to manage expenses and liquidity and raise additional capital; our ability to maintain or expand our sales and marketing capabilities; our ability to retain and attract qualified management and technical personnel or implement any planned personnel reductions; delays in the release of updates to our product platform or new features or delays in customer deployment of any such updates or features; competitive factors, including but not limited to pricing pressures, entry of new competitors and new applications; quarterly fluctuations in our operating results due to a number of factors; inability to adequately forecast our future revenues, expenses, Adjusted EBITDA, cash flows or other financial metrics; delays, reductions or slower growth in the amount spent on online and mobile advertising and the development of the market for cloud-based software; progress in our efforts to update our software platform; level of usage and advertising spend managed on our platform; our ability to maintain or expand sales of our solutions in channels other than search advertising; any slow-down in the search advertising market generally; any shift in customer digital advertising budgets from search to segments in which we are not as deeply penetrated; the development of the market for digital advertising; acceptance and continued usage of our platform and services by customers and our ability to provide high-quality technical support to our customers; material defects in our platform including those resulting from any updates we introduce to our platform, service interruptions at our single third-party data center or breaches in our security measures; our ability to develop enhancements to our platform; our ability to protect our intellectual property; our ability to manage risks associated with international operations; the impact of fluctuations in currency exchange rates, particularly an increase in the value of the dollar; near term changes in sales of our software services or spend under management may not be immediately reflected in our results due to our subscription business model; adverse changes in general economic or market conditions; and our ability to acquire and integrate other businesses or sell business assets. These forward-looking statements are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including our most recent report on Form 10-K, recent reports on Form 10-Q and current reports on Form 8-K, which we may file from time to time, and all of which are available free of charge at the SEC’s website at www.sec.gov. Any of these risks could cause actual results to differ materially from expectations set forth in the forward-looking statements. All forward-looking statements in this press release reflect Marin’s expectations as of February 27, 2020. Marin assumes no obligation to, and expressly disclaims any obligation to update any such forward-looking statements after the date of this release.

Investor Relations, Marin Software

ir@marinsoftware.com

Media Contact

Wesley MacLaggan

Marketing, Marin Software

(415) 399-2580

press@marinsoftware.com

Marin Software Incorporated
Condensed Consolidated Balance Sheets
(On a GAAP basis)

	December 31,	December 31,
(Unaudited; in thousands, except par value)	2019	2018
Assets:
Current assets:
Cash and cash equivalents	$11,134	$10,210
Restricted cash	971	1,293
Accounts receivable, net	8,939	12,906
Prepaid expenses and other current assets	3,522	4,642
Total current assets	24,566	29,051
Property and equipment, net	8,524	11,815
Right-of-use assets, operating leases	7,705	—
Goodwill	—	1,943
Intangible assets, net	95	1,938
Other non-current assets	1,403	2,045
Total assets	$42,293	$46,792
Liabilities and Stockholders' Equity:
Current liabilities:
Accounts payable	$1,679	$2,699
Accrued expenses and other current liabilities	9,010	10,632
Operating lease liabilities	3,786	—
Total current liabilities	14,475	13,331
Operating lease liabilities, non-current	5,181	—
Other long-term liabilities	1,577	4,090
Total liabilities	21,233	17,421
Stockholders’ equity:
Common stock, $0.001 par value	7	6
Additional paid-in capital	299,263	295,116
Accumulated deficit	(277,112)	(264,713)
Accumulated other comprehensive loss	(1,098)	(1,038)
Total stockholders’ equity	21,060	29,371
Total liabilities and stockholders’ equity	$42,293	$46,792

Marin Software Incorporated
Condensed Consolidated Statements of Operations
(On a GAAP basis)

	Three Months Ended December 31,		Year Ended December 31,
(Unaudited; in thousands, except per share data)	2019	2018	2019	2018
Revenues, net	$11,384	$15,825	$49,036	$58,631
Cost of revenues	5,536	6,160	22,843	27,154
Gross profit	5,848	9,665	26,193	31,477
Operating expenses:
Sales and marketing	3,383	4,594	15,836	23,425
Research and development	4,418	5,007	17,845	22,450
General and administrative	2,317	3,049	10,446	13,113
Impairment of goodwill	1,910	—	1,910	14,740
Total operating expenses	12,028	12,650	46,037	73,728
Loss from operations	(6,180)	(2,985)	(19,844)	(42,251)
Gain on divestiture	5,064	—	5,064
Other income, net	540	585	2,252	1,593
Loss before (benefit from) provision for income taxes	(576)	(2,400)	(12,528)	(40,658)
(Benefit from) provision for income taxes	(50)	(38)	(120)	586
Net loss	$(526)	$(2,362)	$(12,408)	$(41,244)
Net loss per common share, basic and diluted	$(0.08)	$(0.40)	$(1.95)	$(7.13)
Weighted-average shares outstanding, basic and diluted	6,705	5,841	6,373	5,783

Marin Software Incorporated
Condensed Consolidated Statements of Cash Flows
(On a GAAP basis)

	Year Ended December 31,
(Unaudited; in thousands)	2019	2018
Operating activities:
Net loss	$(12,408)	$(41,244)
Adjustments to reconcile net loss to net cash used in operating activities:
Impairment of goodwill	1,910	14,740
Depreciation	1,934	2,658
Amortization of internally developed software	3,904	3,774
Amortization of intangible assets	1,814	2,537
Amortization of deferred costs to obtain and fulfill contracts	1,534	2,045
Gain on divestiture of Perfect Audience	(5,064)	—
Loss (gain) on disposals of property and equipment and right-of-use assets	26	(1)
Unrealized foreign currency gains	(56)	(118)
Stock-based compensation expense related to equity awards	2,664	3,971
Provision for bad debts	(249)	48
Net change in operating leases	(511)	—
Deferred income tax benefits	(301)	(398)
Changes in operating assets and liabilities:
Accounts receivable	4,170	(668)
Prepaid expenses and other assets	220	(609)
Accounts payable	(687)	(97)
Accrued expenses and other liabilities	(136)	382
Net cash used in operating activities	(1,236)	(12,980)
Investing activities:
Purchases of property and equipment	(604)	(586)
Net proceeds from divestiture of Perfect Audience	4,267	—
Proceeds from disposals of property and equipment	—	8
Capitalization of internally developed software	(2,056)	(2,129)
Net cash provided by (used in) investing activities	1,607	(2,707)
Financing activities:
Proceeds from issuance of common shares through at-the-market offering, net of offering costs	1,643	—
Payment of principal on finance lease liabilities	(1,186)	(1,304)
Employee taxes paid for withheld shares upon equity award settlement	(314)	(265)
Proceeds from employee stock purchase plan, net	117	282
Net cash provided by (used in) financing activities	260	(1,287)
Effect of foreign exchange rate changes on cash and cash equivalents and restricted cash	(29)	(360)
Net increase (decrease) in cash and cash equivalents and restricted cash	602	(17,334)
Cash and cash equivalents and restricted cash:
Beginning of period	11,503	28,837
End of period	$12,105	$11,503

Marin Software Incorporated
Reconciliation of GAAP to Non-GAAP Expenses

	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,
(Unaudited; in thousands)	2018	2018	2018	2018	2018	2019	2019	2019	2019	2019
Sales and Marketing (GAAP)	$7,381	$6,154	$5,296	$4,594	$23,425	$4,634	$4,087	$3,732	$3,383	$15,836
Less Stock-based compensation	(240)	(271)	(181)	(265)	(957)	(180)	(205)	(155)	(141)	(681)
Less Amortization of intangible assets	(213)	(184)	(130)	(131)	(658)	(64)	—	—	—	(64)
Less Restructuring related expenses	(497)	(48)	(113)	(169)	(827)	(157)	(66)	—	(178)	(401)
Sales and Marketing (Non-GAAP)	$6,431	$5,651	$4,872	$4,029	$20,983	$4,233	$3,816	$3,577	$3,064	$14,690
Research and Development (GAAP)	$6,155	$5,817	$5,471	$5,007	$22,450	$4,895	$4,660	$3,872	$4,418	$17,845
Less Stock-based compensation	(339)	(314)	(339)	(406)	(1,398)	(281)	(269)	(266)	(209)	(1,025)
Less Amortization of intangible assets	(237)	(234)	(234)	(233)	(938)	(234)	(234)	(234)	(173)	(875)
Less Restructuring related expenses	(115)	—	—	—	(115)	—	—	—	—	—
Plus Capitalization of internally developed software	693	602	398	436	2,129	482	388	1,004	182	2,056
Research and Development (Non-GAAP)	$6,157	$5,871	$5,296	$4,804	$22,128	$4,862	$4,545	$4,376	$4,218	$18,001
General and Administrative (GAAP)	$3,377	$3,766	$2,921	$3,049	$13,113	$3,221	$2,277	$2,631	$2,317	$10,446
Less Stock-based compensation	(245)	(273)	(195)	(164)	(877)	(99)	(146)	(105)	(75)	(425)
Less Amortization of intangible assets	(3)	—	—	—	(3)	—	—	—	—	—
Less Restructuring related expenses	(111)	(36)	(11)	—	(158)	—	—	—	—	—
General and Administrative (Non-GAAP)	$3,018	$3,457	$2,715	$2,885	$12,075	$3,122	$2,131	$2,526	$2,242	$10,021

Marin Software Incorporated
Reconciliation of GAAP to Non-GAAP Measures

	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,
(Unaudited; in thousands)	2018	2018	2018	2018	2018	2019	2019	2019	2019	2019
Gross Profit (GAAP)	$7,830	$7,288	$6,694	$9,665	$31,477	$7,637	$6,547	$6,161	$5,848	$26,193
Plus Stock-based compensation	204	172	160	203	739	125	142	127	139	533
Plus Amortization of internally developed software	957	986	928	903	3,774	750	955	1,057	1,142	3,904
Plus Amortization of intangible assets	237	233	234	234	938	234	234	234	173	875
Plus Restructuring related expenses	139	—	37	—	176	6	—	—	90	96
Gross Profit (Non-GAAP)	$9,367	$8,679	$8,053	$11,005	$37,104	$8,752	$7,878	$7,579	$7,392	$31,601
Operating Loss (GAAP)	$(9,083)	$(8,449)	$(21,734)	$(2,985)	$(42,251)	$(5,113)	$(4,477)	$(4,074)	$(6,180)	$(19,844)
Plus Impairment of goodwill	—	—	14,740	—	14,740	—	—	—	1,910	1,910
Plus Stock-based compensation	1,028	1,030	875	1,038	3,971	685	762	653	564	2,664
Plus Amortization of internally developed software	957	986	928	903	3,774	750	955	1,057	1,142	3,904
Plus Amortization of intangible assets	690	651	598	598	2,537	532	468	468	346	1,814
Plus Restructuring related expenses	862	84	161	169	1,276	163	66	—	268	497
Less Capitalization of internally developed software	(693)	(602)	(398)	(436)	(2,129)	(482)	(388)	(1,004)	(182)	(2,056)
Operating Loss (Non-GAAP)	$(6,239)	$(6,300)	$(4,830)	$(713)	$(18,082)	$(3,465)	$(2,614)	$(2,900)	$(2,132)	$(11,111)
Net Loss (GAAP)	$(9,112)	$(8,276)	$(21,494)	$(2,362)	$(41,244)	$(4,606)	$(4,003)	$(3,273)	$(526)	$(12,408)
Plus Impairment of goodwill	—	—	14,740	—	14,740	—	—	—	1,910	1,910
Plus Stock-based compensation	1,028	1,030	875	1,038	3,971	685	762	653	564	2,664
Plus Amortization of internally developed software	957	986	928	903	3,774	750	955	1,057	1,142	3,904
Plus Amortization of intangible assets	690	651	598	598	2,537	532	468	468	346	1,814
Plus Restructuring related expenses	862	84	161	169	1,276	163	66	—	268	497
Less Capitalization of internally developed software	(693)	(602)	(398)	(436)	(2,129)	(482)	(388)	(1,004)	(182)	(2,056)
Less Gain on divestiture of Perfect Audience	—	—	—	—	—	—	—	—	(5,064)	(5,064)
Net Loss (Non-GAAP)	$(6,268)	$(6,127)	$(4,590)	$(90)	$(17,075)	$(2,958)	$(2,140)	$(2,099)	$(1,542)	$(8,739)

Marin Software Incorporated
Calculation of Non-GAAP Earnings Per Share

	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,
(Unaudited; in thousands, except per share data)	2018	2018	2018	2018	2018	2019	2019	2019	2019	2019
Net Loss (Non-GAAP)	$(6,268)	$(6,127)	$(4,590)	$(90)	$(17,075)	$(2,958)	$(2,140)	$(2,099)	$(1,542)	$(8,739)
Weighted-average shares outstanding, basic and diluted	5,736	5,767	5,787	5,841	5,783	5,945	6,201	6,631	6,705	6,373
Non-GAAP net loss per common share, basic and diluted	$(1.09)	$(1.06)	$(0.79)	$(0.02)	$(2.95)	$(0.50)	$(0.35)	$(0.32)	$(0.23)	$(1.37)

Marin Software Incorporated
Reconciliation of Net Loss to Adjusted EBITDA

	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,
(Unaudited; in thousands)	2018	2018	2018	2018	2018	2019	2019	2019	2019	2019
Net Loss	$(9,112)	$(8,276)	$(21,494)	$(2,362)	$(41,244)	$(4,606)	$(4,003)	$(3,273)	$(526)	$(12,408)
Depreciation	798	759	628	473	2,658	499	482	494	459	1,934
Amortization of internally developed software	957	986	928	903	3,774	750	955	1,057	1,142	3,904
Amortization of intangible assets	690	651	598	598	2,537	532	468	468	346	1,814
Provision for (benefit from) income taxes	324	204	96	(38)	586	33	58	(161)	(50)	(120)
Impairment of goodwill	—	—	14,740	—	14,740	—	—	—	1,910	1,910
Stock-based compensation	1,028	1,030	875	1,038	3,971	685	762	653	564	2,664
Capitalization of internally developed software	(693)	(602)	(398)	(436)	(2,129)	(482)	(388)	(1,004)	(182)	(2,056)
Gain on divestiture of Perfect Audience	—	—	—	—	—	—	—	—	(5,064)	(5,064)
Restructuring related expenses	862	84	161	169	1,276	163	66	—	268	497
Other income, net	(295)	(377)	(336)	(585)	(1,593)	(540)	(532)	(640)	(540)	(2,252)
Adjusted EBITDA	$(5,441)	$(5,541)	$(4,202)	$(240)	$(15,424)	$(2,966)	$(2,132)	$(2,406)	$(1,673)	$(9,177)